Fair Value of Options Assumptions (Detail) (USD $)	12 Months Ended
	Sep. 30, 2012 13,000 Options	Sep. 30, 2012 4,000 options	Sep. 30, 2010 155,000 Options	Sep. 30, 2011 55,000 Options
Net Periodic Benefit Cost Assumptions [Line Items]
Risk-free interest rate	1.80%	1.80%	2.92%	3.21%
Dividend yield	2.00%	2.20%	1.99%	2.50%
Expected life at date of grant	120 months	120 months	84 months	90 months
Volatility	19.56%	19.56%	23.90%	17.78%
Weighted average grant-date fair value	$ 1.73	$ 1.38	$ 2.20	$ 1.27